SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-KA

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  July 15, 1999
                                (Date of report)


                            VIANET TECHNOLOGIES, INC.

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
NEVADA                                      033-55254-19                                        87-0434285
(State of Incorporation)                    (Commission File Number)                            (IRS Employer ID)
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                                83 Mercer Street
                            New York, New York 10012
                    (Address of principle executive offices)

                                 (212) 219-7680
                               (Telephone number)





ITEM 7.

         Letter from KPMG dated July 23, 1999 regarding the change in certified accountants.

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

Vianet Technologies, Inc.
(Resistrant)


-----------------------------------
By: Peter Leighton
President & CEO

                                                                   July 23, 1999

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Ladies and Gentlemen:

     KPMG LLP ("KPMG") was the principal accountants for Vianet Technologies, Inc. ("Vianet" or the "Company") from April 28, 1999 until June 30, 1999. The Company and KPMG mutually agreed to terminate their auditor-client relationship, effective June 30, 1999. We have read the Company's statements included in Item 4 of the Company's Form 8-K dated July 15, 1999 ("Item 4") and we agree with such statements, except as follows:

     KPMG does not agree with the Company's statement in the first sentence of the first paragraph of Item 4, that the termination of the auditor-client relationship was "based on their agreement that such action is in the best interests of both firms". KPMG does not believe that it ever reached any "agreement" with the Company concerning the "interests of both firms". However, as described above, KPMG believes that it is accurate to state that the Company and KPMG mutually agreed to terminate their auditor client relationship.

     KPMG is not in a position to agree or disagree with the Company's statements in the second, third and fourth sentences of the first paragraph of
Item 4.

     KPMG believes that Item 4 should have contained the following additional disclosure:

     In connection with KPMG's services to the Company, from April 28, 1999 until the termination of the auditor-client relationship, there were no reportable events within the meaning of Item 304 of Regulation S-K of the Securities and Exchange Commission (the "Commission"), other than the following:

     On June 7, 1999, the Company filed a Form 8-K with the Commission which included a set of financial statements for the Company for the year ended December 31, 1998 which were labeled as "audited". Those financial statements were not audited by KPMG or to our knowledge any other accounting firm. On June 21, 1999, after learning about the filing of the Form 8-K, KPMG advised the Company that it should advise all persons relying on the financial statements as being audited that they should not so rely because the financial statements were not audited by KPMG. By letter dated June 29, 1999, KPMG advised the Company in writing that:

     "It has come to our attention that Vianet Technologies Inc. has filed financial statements as of and for the period ended December 31, 1998 in a Form 8-K on June 7, 1999 and that such financial statements have been labeled audited. KPMG LLP has not completed an audit and has not issued any report on such financial statements. Therefore, these financial statements are not audited by KPMG LLP.

     While we have not audited these financial statements and have not issued any report on such financial statements, we believe the financial statements in the Form 8-K are incomplete in that they do not include disclosures regarding the fact that there is substantial doubt about the entity's ability to continue as a going concern as well as other information. Any individuals who are relying on such financial statements should be informed that the financial statements should not be relied upon as being audited."

     As of June 30, 1999, the last day of the auditor-client relationship between KPMG and the Company, KPMG was not aware of any action by the Company to inform any person who was relying on the financial statements included in the Company's June 7, 1999 Form 8-K, that those financial statements were not audited and should not be relied upon as being audited.

Very truly yours,

KPMG LLP